SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 26, 2002

United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia

	No. 0-21656	No. 58-180-7304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Highway 515, P.O. Box 398
Blairsville, Georgia   30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Items 1 - 4.	Not Applicable

Item 5.

On April 25, 2002, United Community Banks, Inc. announced a 2 for 1 split of its common stock effective May 29, 2002 for shareholders of record on May 15, 2002 and a quarterly dividend of $.0625 per share payable July 1, 2002 to shareholders of record June 14, 2002.  The press release announcing the stock split and dividend is included as an exhibit hereto.

Item 6.	Not Applicable

Item 7.	Exhibits.

99.1

Press release announcing 2 for 1 split of United Community Banks, Inc.’s common stock effective May 29, 2002 for shareholders of record as of May 15, 2002 and quarterly dividend payable July 1, 2002 to shareholders of record June 14, 2002.

Item 8.	Not Applicable

Item 9.	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                        /s/ Rex S. Schuette
                                                                                                Rex S. Schuette
                                                                                                Executive Vice President and
April 26, 2002                                                                        Chief Accounting Officer